Exhibit 99.1

Fourth Quarter and Year End 2016 Investor Briefing

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement Regarding Forward-Looking Statements” and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 27, 2017. This electronic presentation is provided as of April 13, 2017. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations Update Member Financial Update Financing and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 Annalisa Bloodworth Senior Vice President and General Counsel

Overview of Oglethorpe Power Corporation Business Generating Resources Ratings Member-owned not-for-profit Georgia electric membership corporation. Wholesale electric provider to 38 Member distribution coops in Georgia. Take or pay, joint and several Wholesale Power Contracts with Members through December 2050. Allows for recovery of all costs, including debt service. Members’ peak load: Summer 2016: 9,194 MW. Highest peak load: 9,354 MW, Winter 2014 Largest electric cooperative in the United States by assets, among other measures. Generating assets total approximately 7,809 MW. Includes 728 MW of Member-owned generation managed by us. Also schedule 562 MW of federal hydropower for Members. 30% of Vogtle 3&4 would expand generation by 660 MW Senior Secured/ Outlook/ Short-Term Moody’s: Baa1/Negative/ P-2 S&P: A/Negative/A-1 Fitch: A/Negative/F1 Financial 2016 revenues of over $1.5 billion. Total assets of over $10 billion. SEC filing company. 4

Cornerstones of Our Credit Strength: Contracts, Rate Structure and Members Rates not subject to Georgia PSC Regulation Approximately 66% Residential Customer Base Diversified Power Supply Portfolio Significant Equity at Member Level Strong Liquidity 5 Long-Term Wholesale Power Contracts with Members (Take or Pay / Joint & Several / Unlimited Step-Up) Members’ Financial Strength Wholesale Power Contract’s Formulary Rate Assures Cost Recovery New Resources Require Broad Support (“75/75/75”) and 100% Member Subscription

6 Vogtle 3 & 4 Project Update Project Overview 30% share (660 MW) of two 1,100 MW AP1000 units at existing Vogtle site. $3.3 billion total investment through 12/31/2016. Experienced developer and operator, Southern Nuclear. Conceptual Drawing of Vogtle Units 3 & 4 Carbon-free source of power that enhances fuel price stability, increases portfolio diversity and has a useful life of 60-80 years. Current Status Completion schedule and $5 billion budget are being evaluated in light of Chapter 11 bankruptcy filing of principal contractor, Westinghouse. Co-owners are undertaking full-scale schedule and cost-to-complete assessment to determine impact of bankruptcy and best path forward. Oglethorpe remains committed to continuing work on the project at this time. Work continues currently under an interim agreement between co-owners and Westinghouse.

Proactive Response to Westinghouse Bankruptcy 7 Georgia Power, Oglethorpe and the other Vogtle 3&4 co-owners prepared to minimize as many disruptions as possible prior to the bankruptcy by Westinghouse Electric Company, the project’s EPC contractor. On March 29, when Westinghouse filed for Chapter 11 bankruptcy, co-owners reached a court-approved interim agreement with Westinghouse to continue work on the project during a transition and evaluation period. Agreement lasts until April 28, but may be extended or terminated early. The co-owners are funding the work at Vogtle 3&4 during this period. Westinghouse must decide whether to accept or reject the EPC contract by April 28 (or a later date if the agreement is extended). All parties reserve their rights and remedies under the EPC contract. The co-owners hold letters of credit securing Westinghouse’s obligations in the amount of $920 million, which equals approximately 10% of the contract price. Westinghouse’s liability is significantly higher if the EPC contract is terminated for Contractor's abandonment of the project. Toshiba Corporation, Westinghouse’s parent company, has guaranteed Westinghouse's obligations under the EPC contract.

Construction Progress Since January 2016

OglethorpePower

Unit 3 Progress

- Set U3 Reactor Vessel
- Set U3 Ring 2
- Completed U3 Shield Building (west) courses 2 – 6
- Set CA02 and CA03 inside containment
- Set U3 Generator Stator
- Completed U3 Turbine Building Roof Trusses
- Set U3 Transformers





Unit 4 Progress

- U4 Cooling Tower vertical construction complete
- Set U4 CA20 inside containment
- Set U4 CA01 inside containment
- Set CA05 inside containment
- Placed concrete pads for U4 transformers
- Installed diesel storage tanks

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Vogtle Construction Look Ahead Complete Shield Building east concrete to EL 100’ Complete CA01 Pressurizer compartment Complete assembly of CA02 and CA03 Continue Shield Building west side panels Delivery of Reactor Coolant Pumps U4 Look Ahead U3 Look Ahead Set Steam Generators A and B Start Initial Energization Set Pressurizer Complete concrete inside containment to EL 107’ Begin assembly of the Passive Containment Cooling Tank on site 9

Capacity and Energy Note: Capacity and energy includes Oglethorpe and Smarr EMC resources. Capacity reflects summer reserve planning capacity. 2016 Energy 2017 Capacity 10 54% 16% 20% 10% 42% 37% 17% 4% Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facilitiy Plant Scherer Thomas A. Smith Energy Facility

Annual Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 11 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2015 2016

Member Requirements Supplied by Oglethorpe Oglethorpe supplied 64% of the members’ aggregate energy requirements in 2016. Vogtle Units 3&4 would be projected to increase this to 67%. Projected Oglethorpe Supplied Projected Total Member Load 12 First Full Year of Vogtle 3&4 Generation* Vogtle 3&4 ~5,000 GWh Smith & Hawk Road 6,800 GWh * Member requirements based projections for 2021. 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2021 97% 95% 85% 92% 92% 67% 63% 61% 62% 55% 56% 52% 57% 51% 52% 48% 64% 61% 67% GWh Actual Oglethorpe Supplied Actual Total Member Load

2016 Operational Highlights 13 T.A. Smith CC Chattahoochee CC 74% Capacity Factor 58% Capacity Factor Record Setting Performance Record-breaking Natural Gas Burn CT Fleet Record Starts 80% increase over 2015 record # of starts

Member Systems at a Glance

Members' Service Territory and Competition

- Serve 1.9 million meters, representing approximately 4.1 million people.
  - Covers 38,000 square miles, or 65% of Georgia.
  - Includes 151 out of 159 counties in Georgia.
- No residential competition.
- Exclusive right to provide retail service in designated service territories.
- Competition only at inception for C&I loads in excess of 900kW.



= *Oglethorpe's Members*

Members' Load[1]

- MWh Sales of 38.0 million in 2016.
- Average Residential Revenue of 10.9 cents/kWh in 2016.
- 66% of sales were to residential class.

2016 Member Customer Base by MWh Sales


Residential Service 66%
Commercial & Industrial 30%
Other 4%

Revenue Contribution to Oglethorpe

- In 2016, Jackson EMC, Cobb EMC, and Sawnee EMC accounted for 14.3%, 13.7%, and 10.5% of our total revenues, respectively.
- No other Member over 10%.

Member Average Financial Ratios[1]

TIER:
2.56x

Equity/Assets:
41%

Equity/Total Capitalization:
50%

Members' Aggregate Financial Metrics[1]

Total Annual Revenues:
$4.0 billion

Total Net Margins:
$251 million

Total Patronage Capital:
$3.3 billion

Total Assets:
$8.0 billion

[1] Estimate for year ended 12/31/2016. Oglethorpe's debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness.

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Rate Structure Assures Recovery of All Costs + Margin Formulary Rate under Wholesale Power Contract Minimum MFI requirement of 1.10x under First Mortgage Indenture Expense Type Components Recovery Timeframe Variable Fuel, Variable O&M 30 – 60 days Fixed Margin, Interest, Depreciation, Fixed O&M, A&G Billed on levelized annual budget Trued up to actuals at year end Oglethorpe budgets conservatively Key Points: Cost inputs not subject to any regulatory approvals Formula changes subject to RUS & DOE approval, but are infrequent Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required; to date, has never needed to be used). Margin Coverage 15 (projected) 1.10 1.12 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $46.6 $48.3 $50.3 $52.2 $0.0 $20.0 $40.0 $60.0 1.05 1.10 1.15 1.20 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Net Margin (MM) MFI Coverage

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.5 billion 16 RUS Guaranteed Loans(a) as of March 31, 2017 DOE Guaranteed Loan(a) as of March 31, 2017 $475 million is available to advance based on eligible project expenses incurred through December 31, 2016. (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Aggregate borrowings under the Facility may not exceed the lesser of 70% of Eligible Project Costs or the amount shown. In addition, a failure by Westinghouse to perform its obligations under the EPC Agreement could, under certain circumstances, impact our ability to make further advances under this loan. (d) RUS loan committed as of September 29, 2016. We expect to begin funding under this loan in 2018. Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $230,050,000 $176,973,419 $53,076,581 General & Environmental Improvements (d) 448,307,000 0 448,307,000 $678,357,000 $176,973,419 $501,383,581 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472 Purpose/Use of Proceeds Approved(c) Advanced Remaining Amount(c) Vogtle Units 3 & 4 Principal $2,721,597,857 $1,570,000,000 $1,151,597,857 Capitalized Interest(b) 335,471,604 122,350,461 213,121,143 $3,057,069,461 $1,692,350,461 $1,364,719,000 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Vogtle 3 & 4 Financing Plan Based on $5 billion total project budget, which is being reassessed in light of Westinghouse bankruptcy. $475 million is available to advance based on eligible project expenses incurred through 12/31/2016. In addition to the $1.7 billion advances (including capitalized interest accrued to date) from the DOE, the interest rate on future DOE borrowings of $175 million for capitalized interest was set when initial funds were advanced. Weighted average interest rate includes $1.853 billion of DOE debt and $1.4 billion of first mortgage bonds outstanding. 17 Vogtle Units 3 & 4 investment through 12/31/2016 totaled $3.3 billion. $3.1 billion long term debt issued to date. Interest rates set on $3.2 billion(c) at weighted average rate of 4.20%. Using commercial paper for interim financing. $1.4 billion First Mortgage Bonds Issued to Date $1.7 billion DOE Loan Advanced to Date $1.4 billion DOE Loan To be Advanced(b) ~$500 million Remaining Financing Need(a) (To Include First Mortgage Bonds and Member-Expensed IDC) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 (Millions)

$110M CFC Unsecured $140M CFC Incremental Secured Term Loan Commitment(a) Time Now Plus Optional Term Out Until 2043 (a) Any outstanding advances under the CFC $110 million line of credit reduce the availability to borrow under the $250 million secured term loan agreement, therefore we show only $140 million of the secured term loan as being available. Oglethorpe’s Credit Facilities 18 3.31.2011 6.30.2011 9.30.2011 CFC Secured 250 250 250 Revolver/CP Backup 475 1265 1265 CFC Unsecured 50 50 110 JPMorgan Unsecured 150 150 150 CoBank Secured 150 150 150 CoBank Unsecured 50 1125 1865 1925 NRUCFC $ 235 CoBank $ 150 Bank of Tokyo - Mitsubishi UFJ $ 125 Mizuho Bank $ 100 Bank of America $ 100 Royal Bank of Canada $ 100 Bank of Montreal $ 100 Wells Fargo Bank $ 50 Fifth Third Bank $ 50 Goldman Sachs Bank $ 50 U.S. Bank $ 50 BB&T $ 50 Regions Bank $ 50

Oglethorpe’s Available Liquidity as of April 7, 2017 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs/T.A. Smith $204.2 MM Vogtle Interim CP Financing $2.0 MM Vogtle Interest Rate Hedging using CP $122.9 MM Interim CP Refinancing of Auction Rate Securities Represents 524 days of liquidity on hand (excluding Cushion of Credit). 19 In addition, as of March 31, Oglethorpe had $431 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. (a) $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $581 $1,029 $249 $1,278 (Millions)

Income Statement Excerpts 20 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2017 budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Year Ended December 31, ($ in thousands) 2016 2015 2014 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $1,506,807 $1,219,052 $1,314,869 Sales to Non-Members 424 130,773 93,294 Operating Expenses 1,251,567 1,092,367 1,148,766 Other Income 56,903 52,030 46,371 Net Interest Charges 262,222 261,147 259,133 Net Margin $50,345 $48,341 $46,635 Margins for Interest Ratio(a) 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 5.90 6.64 6.52 Sales to Members (MWh) 25,522,852 18,371,558 20,154,108

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 21 December 31, ($ in thousands) 2016 2015 2014 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,671,500 $4,670,310 $4,582,551 CWIP 3,228,214 2,868,669 2,374,392 Nuclear Fuel 377,653 373,145 369,529 Total Electric Plant 8,277,367 7,912,124 7,326,472 Investments, Current Assets and Deferred Charges 2,423,746 2,147,659 2,122,348 Total Assets $10,701,113 $10,059,783 $9,448,820 Capitalization: Patronage Capital and Membership Fees $859,810 $809,465 $761,124 Accumulated Other Comprehensive (Deficit) Margin (370) 58 468 Subtotal $859,440 $809,523 $761,592 Long-term Debt and Obligations under Capital Leases 7,984,932 7,387,655 7,116,033 Other 18,765 17,561 16,434 Total Capitalization 8,863,137 8,214,739 7,894,059 Plus: Unamortized debt issuance costs and bond discounts on LT debt 101,261 97,988 101,939 Plus: Long-term Debt and Capital Leases due within one year 316,861 189,840 160,754 Total Long-Term Debt and Equities $9,281,259 $8,502,567 $8,156,752 Equity Ratio(a) 9.3% 9.5% 9.3%

October 2016 – Renewed $150 million bilateral credit facility with J.P. Morgan Chase Bank. 2-year term to October 2018. Provides letter of credit enhancement for Series 2009 tax-exempt VRDBs. December 2016 – $150 million DOE loan advance for Vogtle 3&4 (aggregate advances to-date have an average rate of 3.36%). January 2017 – Redemption and interim refinancing of $122.6 million of tax-exempt auction rate securities with commercial paper. Late 2017 – Long-term refunding of $122.6 million of Auction Rate Securities and refunding of ~$400 million tax-exempt fixed rate bonds, callable on January 1, 2018. Recent and Upcoming Financing Activities 22

2016 Member and Oglethorpe Financial Highlights 23 Successful Debt Issuances $350 million DOE loan advance in June at 2.5% $250 million First Mortgage Bonds $450 million RUS loan approved (to begin drawing in 2018) $150 million DOE loan advance in December at 3.09% Lower All-in Power Costs ~5% Under Budget Under 6¢ Per KWh Strong Member Financials Competitive Member Rates (a) 2016 Rates range from 9.4 to 13.8 ¢/kWh for Oglethorpe’s 38 Members. 2016 is an estimate; year-end information for 3 members not yet available. (b) Source: Georgia Power Company Form 10-K. (a) (b) $4.0 billion Total Annual Revenues $8.0 billion Total Assets 50% Equity to Capitalization 9.0 9.8 10.3 10.0 10.4 10.8 11.0 10.9 11.0 10.9 9.1 10.0 10.2 10.4 11.9 11.6 12.0 12.4 12.2 12.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Residential Retail Rate Comparison (Cents per kWh) Oglethorpe Member Average Georgia Power

Liquidity Net Margin Wholesale Power Cost Interim Financing Balance Sheet Electric Plant Average Cost of Funds: 0.93% (dollars in millions) Secured LT Debt (YE 2016): $8.3 billion Weighted Average Cost: 4.34% Equity/Capitalization Ratio: 9.3% 2016 1.14 MFI December 31, 2016 2016 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 24 2016 $16 million in excess margins 2016 Long Term Debt ($200) $0 $200 $400 $600 DOE Taxable RUS $498 $250 $94 $112 ($ Millions) Actual Issuance Actual Repayment Vogtle 3&4 Interest Rate Hedging , $2 Vogtle 3 & 4 Interim Financing (CP) , $100 $1,000 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Budget YTD Actual YTD 6.09 5.84 6.15 5.90 ¢/kWh $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2015 12/31/2016 $4.67 $4.67 $0.37 $0.38 $2.87 $3.23 Billions Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,060 $10,701 $- $20 $40 $60 $80 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget

One of the largest electric cooperatives in the United States. Oglethorpe has take-or-pay, joint and several Wholesale Power Contracts with its Members through 2050. Primarily residential customer base — approximately 2/3 of Members’ MWh sales and operating revenue. Oglethorpe’s formulary rate structure assures cost recovery. Inputs to rate formula are not subject to any regulatory approval. Changes to formulary rate schedule are subject to RUS and DOE approval. Members are not subject to regulation for rate setting purposes. Strong liquidity position. Well diversified power supply portfolio. Substantial value in existing resources. Strong, consistent operational and financial performance. Strong emphasis on risk management and corporate compliance. Oglethorpe is a Strong, Stable Credit 25

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 26 Investor Contacts Media Contact Name Title Email Address Phone Number Greg Jones Director, Public Relations greg.jones@opc.com (770) 270-7890 Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240